Exhibit 10.14(a)

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

AMENDMENT NO. 4 TO LOAN ORIGINATION AGREEMENT

THIS AMENDMENT NO. 4 TO LOAN ORIGINATION AGREEMENT (this “Amendment”) is made as of April 30, 2018, by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and Fifth Third Bank, an Ohio-chartered, FDIC-insured bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Origination Agreement (as defined herein).

WITNESSETH:

WHEREAS, Lender and Servicer have previously entered into that certain Loan Origination Agreement dated as of August 25, 2016, as amended by Amendment No. 1 to Loan Origination Agreement by and between Lender and Servicer, dated July 1, 2017, Amendment No. 2 to Loan Origination Agreement by and between Lender and Servicer, dated February 15, 2018, and Amendment No. 3 to Loan Origination Agreement by and between Lender and Servicer, dated March 20, 2018 (collectively, the “Loan Origination Agreement”); and

WHEREAS, Lender and Servicer desire to further amend the Loan Origination Agreement as set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:

1. The Loan Origination Agreement is hereby amended as follows:

a. The “New Application Minimum Requirements” in each of Schedule A-1 and Schedule A-2 to the Loan Origination Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

[*****]

b. The caption “Terms” and Section A thereunder in Schedule A-1 to the Loan Origination Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

[*****]

c. The caption “Portfolio Characteristics” in Schedule A-1 to the Loan Origination Agreement is hereby amended by adding the following as a new Section F thereunder:

[*****]

2. Except as expressly amended hereby, the Loan Origination Agreement shall remain in full force and effect.

SS

4-30-18

Exhibit 10.14(a)

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

3. This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

[Signature page follows]

SS

4-30-18

Exhibit 10.14(a)

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By:	/s/ Timothy D. Kaliban
Name:	Timothy D. Kaliban
Title:	President

LENDER:

FIFTH THIRD BANK

By:	/s/ Ben Hoffman
Name:	Ben Hoffman
Title:	SVP

By:	/s/ Tim Spence
Name:	Tim Spence
Title:	EVP

Signature Page to

Amendment No. 4 to Loan Origination Agreement

SS

4-30-18